UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2023

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2023, the Board of Directors (the “Board”) of Presto Automation Inc. (the “Company” or “Presto”) appointed Katherine Hoffman-Flynt as Chief Operating Officer of the Company, effective November 29, 2023.

Ms. Hoffman-Flynt, age 45, has served as the Chief Operating Officer of Presto since November 2023. Ms. Hoffman-Flynt previously served as the Vice President of New Deployment Operations of Presto from May 2022 to November 2023, the Senior Director of Strategic Projects of Presto from July 2021 to May 2022 and the Director of Strategic Projects of Presto from July 2019 to July 2021. Prior to joining Presto, Ms. Hoffman-Flynt held various positions at CraftWorks Restaurants & Breweries, Inc. (“CraftWorks”) from November 2010 to December 2018 and was most recently the Vice President of Strategic Initiatives from March 2018 to December 2018. Prior to joining CraftWorks, Ms. Hoffman-Flynt held management positions at several restaurant and hospitality companies. Ms. Hoffman-Flynt hold a Bachelors degree in Psychology and Business from High Point University and a Masters degree in Industrial/Organizational Psychology from the University of Tennessee at Chattanooga.

In connection with Ms. Hoffman-Flynt’s appointment, the Company and Ms. Hoffman-Flynt will be entering into potential changes to her compensation and employment agreement, the details of which are in the process finalization.

There are no other arrangements or understandings pursuant to Ms. Hoffman-Flynt’s appointment as Chief Operating Officer. There are no family relationships among any of the Company’s executive officers, members of the Board and Ms. Hoffman-Flynt, and there are no transactions with Ms. Hoffman-Flynt that require disclosure pursuant to Item 404(a) of Regulation S-K.

In addition, on December 1, 2023, the Company issued a press release announcing that it appointed Ms. Hoffman-Flynt to serve as the Company’s Chief Operating Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 1, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: December 5, 2023